UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 21, 2021

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(916) 851-0123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AMRB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 28, 2021, American River Bankshares, a California corporation (the “Company” or “AMRB”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement (the “Definitive Proxy Statement”), with respect to the special meeting of shareholders of the Company to be held on July 28, 2021 in connection with the Company’s proposed merger (the “Merger”) with Bank of Marin Bancorp, a California corporation (“Marin Bancorp” or “BMRC”), upon the terms and subject to the conditions set forth in the Agreement to Merge and Plan of Reorganization, dated April 16, 2021, by and between the Company and Marin Bancorp.

Important information concerning the special meeting and the proposed Merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is amended and supplemented by, and should be read as part of, and in conjunction with, the information set forth in this Current Report on Form 8-K.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of the disclosures set forth herein.

1.           The disclosure under the heading “Joint Proposal 1 - The Merger — Opinion of AMRB’s Financial Advisor— Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 51 (the AMRB Peer Group) of the joint proxy statement/prospectus and replacing it with the following:

Financials as of December 31, 2020				Market Data (as of 04/15/2021)					LTM Profitability				Balance Sheet Ratios
					Price /
					Tang.			1 Yr
			Total	Mkt	Book	LTM	Div.	Price	Eff.				TCE/	Loan/	NPAs/
			Assets	Cap	Value	EPS	Yield	∆	Ratio	NIM	ROAA	ROAE	TA	Dpts	Assets
Company Name	City, St	Ticker	($M)	($M)	(%)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Publicly-Traded California Banks with Total Assets $0.60 to $1.25 Billion

Suncrest Bank	Visalia, CA	SBKK	1,246	155	122	12.0	0.0	61.4	50	3.69	1.10	8.2	10.6	79	0.33
Valley Republic Bancorp	Bakersfield, CA	VLLX	1,236	130	136	9.3	0.0	87.5	48	3.13	1.12	14.5	7.7	78	0.35
Plumas Bancorp	Reno, NV	PLBC	1,112	148	149	10.3	2.0	68.0	50	4.02	1.43	15.5	9.0	73	0.35
United Security Bancshares	Fresno, CA	UBFO	1,093	133	118	14.8	5.6	29.4	58	3.39	0.86	7.5	10.4	69	1.56
Community West Bancshares	Goleta, CA	CWBC	975	110	125	13.4	1.9	117.6	68	3.89	0.85	9.7	9.0	112	0.76
American Riviera Bank	Santa Barbara, CA	ARBV	972	94	121	13.0	0.0	56.2	65	3.97	0.86	9.2	8.2	83	0.35
Communities First Financial Corporation	Fresno, CA	CFST	871	127	181	10.9	0.0	99.8	45	3.92	1.60	19.3	7.9	85	0.24
Summit State Bank	Santa Rosa, CA	SSBI	866	99	142	9.4	2.9	112.5	52	3.91	1.33	14.7	8.1	104	0.28
1st Capital Bancorp	Salinas, CA	FISB	833	75	101	16.7	0.0	37.9	68	3.62	0.63	6.3	8.9	81	0.15
US Metro Bank[1]	Garden Grove, CA	USMT	767	53	88	12.0	0.0	32.7	56	3.32	0.81	7.6	11.4	89	0.25
Bank of San Francisco	San Francisco, CA	BSFO	674	51	113	10.9	0.0	21.8	51	3.42	0.85	10.8	6.8	102	0.33
Bay Community Bancorp	Oakland, CA	CBOB.A	634	61	100	12.7	0.0	43.1	59	3.65	0.84	8.3	7.6	92	0.04
Pinnacle Bank	Gilroy, CA	PBNK	618	68	115	17.5	0.0	59.4	67	3.84	0.71	7.1	9.4	88	0.01
Pacific Enterprise Bancorp	Irvine, CA	PEBN	604	58	103	18.9	0.0	50.0	73	4.10	0.51	5.2	9.4	118	0.00

1) US Metro Bank financial data shown bank-level

Note: Institutions are not pro forma for pending / recently completed M&A and / or capital raises that occurred after period end; Excludes merger targets

Source: S&P Global Market Intelligence

2.           The disclosure under the heading “Joint Proposal 1 – The Merger — Opinion of AMRB’s Financial Advisor — Comparable Company Analyses” is hereby amended by deleting the table of company names at the top of page 52 (BMRC Peer Group) of the joint proxy statement/prospectus and replacing it with the following:

Financials as of December 31, 2020				Market Data (as of 04/15/2021)						LTM Profitability				Balance Sheet Ratios
					Price /
					Tang.		Est.		1 Yr
			Total	Mkt	Book	LTM	2021	Div.	Price	Eff.				TCE/	Loan/	Cost of	NIBD/	NPAs/
			Assets	Cap	Value	EPS	EPS	Yield	∆	Ratio	NIM	ROAA	ROAE	TA	Dpts	Funds	Deposits	Assets
Company Name	City, St	Ticker	($M)	($M)	(%)	(x)	(x)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

Western Region Exchange-Traded Banks with Total Assets $2.0 - $8.0 Billion, Cost of Funds Less than 0.25%, and NIBD / Total Deposits Greater than 30%

TriCo Bancshares	Chico, CA	TCBK	7,640	1,394	203	21.7	15.6	2.1	60.0	56	3.96	0.91	7.2	9.3	73	0.10	40	0.44
Westamerica Bancorporation	San Rafael, CA	WABC	6,748	1,715	238	20.6	21.9	2.6	8.6	47	2.91	1.30	11.3	10.9	22	0.03	48	0.11
Heritage Financial Corporation	Olympia, WA	HFWA	6,615	1,014	179	21.9	17.3	2.8	52.4	62	3.60	0.74	5.8	8.9	80	0.16	35	1.46
Central Pacific Financial Corp.	Honolulu, HI	CPF	6,595	771	141	20.7	15.8	3.4	88.9	61	3.30	0.58	6.9	8.3	86	0.16	31	0.21
Heritage Commerce Corp	San Jose, CA	HTBK	4,634	721	183	20.4	18.7	4.3	68.5	55	3.50	0.80	6.1	8.8	67	0.19	42	0.17
Sierra Bancorp	Porterville, CA	BSRR	3,221	414	132	11.6	10.5	3.1	64.6	57	3.95	1.22	10.8	9.8	94	0.13	36	0.62
Central Valley Community Bancorp	Fresno, CA	CVCY	2,004	244	128	12.0	11.8	2.3	60.3	64	3.87	1.11	8.9	9.8	64	0.07	48	0.56

Note: Institutions are not pro forma for pending / recently completed M&A and / or capital raises that occurred after period end; Excludes merger targets

Source: S&P Global Market Intelligence

3.           The disclosure under the heading “Joint Proposal 1 – The Merger —Opinion of AMRB’s Financial Advisor —Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the top of page 53 (the Precedent Transactions group) of the joint proxy statement/prospectus and replacing it with the following:

			Transaction Information						Seller Financial Information
			Consideration		Price/		Core	1-Day
			Deal	Cash/	LTM	Tang.	Deposit	Market	Total	Total	TCE/	LTM	LTM	NPAs/
		Annc.	Value	Stock Mix	EPS	Book	Prem.	Prem.	Assets	Equity	TA	ROAA	ROAE	Assets
Acquiror	Target	Date	($M)	(%)	(x)	(%)	(%)	(%)	($M)	($M)	(%)	(%)	(%)	(%)

Nationwide Bank Transactions Since March 1, 2020 with Target Assets $0.60B - $1.25B

Stock Yards Bancorp, Inc. (KY)	Kentucky Bancshares, Inc. (KY)	01-27-21	191.3	15% / 85%	16.3	171	9.5	68.8	1,201	125	9.4	1.00	9.7	0.51
BancorpSouth Bank (MS)	FNS Bancshares, Inc. (AL)	01-13-21	108.4	17% / 83%	19.4	154	6.5	35.1	786	81	9.1	0.78	7.0	0.80
BancorpSouth Bank (MS)	National United Bancshares, Inc. (TX)	12-02-20	114.7	29% / 71%	15.8	156	6.8	—	749	75	10.0	1.10	10.5	1.17
Virginia National Bankshares Corporation (VA)	Fauquier Bankshares, Inc. (VA)	10-01-20	62.2	0% / 100%	10.1	85	(1.4)	8.1	840	72	8.6	0.79	8.8	1.31
First Mid Bancshares, Inc. (IL)	LINCO Bancshares, Inc. (MO)	09-28-20	144.9	80% / 20%	21.0	107	1.4	—	1,184	169	12.8	0.89	5.9	1.17
Blue Ridge Bankshares, Inc. (VA)	Bay Banks of Virginia, Inc. (VA)	08-13-20	97.3	0% / 100%	17.9	81	(2.8)	21.4	1,238	120	9.6	(0.37)	(3.4)	1.38

Source: S&P Global Market Intelligence; as of April 15, 2021

4.           The disclosure under the heading “Joint Proposal 1 - The Merger — Opinion of AMRB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following to the first paragraph thereunder as a new third sentence following the number 150% at the bottom of page 53 of the joint proxy statement/prospectus:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to AMRB.

5.           The disclosure under the heading “Joint Proposal 1 - The Merger — Opinion of AMRB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) in the middle of page 54 of the joint proxy statement/prospectus:

The following table describes the discount rate calculation for AMRB common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Duff & Phelps Cost of Capital Navigator in determining an appropriate discount rate in which the discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	1.56%	Per Duff & Phelps Normalized Rate

Equity Risk Premium	7.15%	Per Duff & Phelps Cost of Capital Navigator

Size Premium	3.16%	Per Duff & Phelps Cost of Capital Navigator

Industry Premium	1.29%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	13.16%

6.           The disclosure under the heading “Joint Proposal 1 - The Merger — Opinion of AMRB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following to the last full paragraph at the bottom of page 54 of the joint proxy statement/prospectus as a new third sentence following the number 225%:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to BMRC.

7.           The disclosure under the heading “Joint Proposal 1 - The Merger — Opinion of AMRB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) at the bottom of page 55 of the joint proxy statement/prospectus:

The following table describes the discount rate calculation for BMRC common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Duff & Phelps Cost of Capital Navigator and Bloomberg in determining an appropriate discount rate in which the discount rate equals the risk free rate plus the product of the 2-year beta for BMRC common stock and the equity risk premium, plus the size premium.

Risk Free Rate	1.56%	Per Duff & Phelps Normalized Rate

2 Year Beta of Stock	114.2%	Bloomberg

Equity Risk Premium	7.15%	Per Duff & Phelps Cost of Capital Navigator

Size Premium	1.42%	Per Duff & Phelps Cost of Capital Navigator

Discount Rate	11.14%

8.           The disclosure under the heading “Joint Proposal 1 – The Merger —Opinion of AMRB’s Financial Advisor —Pro Forma Transaction Analysis” is hereby amended by deleting the last sentence of the first paragraph of the section at the bottom of page 55 of the joint proxy statement/prospectus and replacing it with the following:

The analysis indicated the merger could be accretive to BMRC’s estimated earnings per share (excluding one-time transaction costs and expenses) in the years ending December 31, 2022, December 31, 2023 by approximately 13.5% and 13.2%, respectively, and could be dilutive to BMRC’s estimated tangible book value per share at closing as of September 30, 2021 by approximately 3.9%, approximately neutral to BMRC’s estimated tangible book value per share at December 31, 2024 and approximately 0.9% accretive BMRC’s estimated tangible book value per share at December 31, 2025.

9.           The disclosure under the heading “Joint Proposal 1 – The Merger —Interests of Directors and Executive Officers—Continued Employment” is hereby amended on Page 76 by deleting the two paragraphs under such heading and replacing it with the following:

It is currently contemplated that certain of the senior executive officers of AMRB may continue their employment for some period of time with BMRC and/or Bank of Marin to assist with post-merger integration, not to extend past October 15, 2021 in the case of Messrs. Bender and Derenzo or past December 31, 2021 in the case of Mr. Ritchie. Mr. Colombo and Mr. Ritchie communicated with each other periodically both before and after the signing of the merger agreement regarding post-transaction employment and directorships and successful integration of AMRB and Bank of Marin.

Other than as set forth above, no director or officer of AMRB has any direct or indirect material interest in the merger, except insofar as ownership of AMRB common stock might be deemed such an interest.

10.           The following disclosure amends and supplements the discussions in the section of the Definitive Proxy Statement entitled “Joint Proposal 1--The Merger” on page 80 by adding in the following section entitled “Litigation Relating to the Merger”.

On June 21, 2021, Shiva Stein, a purported shareholder of the Company at the time which the Company and Marin Bancorp entered into the merger agreement (the “Merger Agreement”), filed a lawsuit against the Company and the members of its board of directors in the United States District Court for the Eastern District of California, captioned Stein v. American River Bankshares, et al., Case No. 2:21-at-00566 (the “Stein Complaint”).  On June 25, 2021, Pinchas Raul, a purported shareholder of the Company at the time of the Merger Agreement, filed a lawsuit against the Company and the current members of the Company’s board of directors in the United States District Court for the Southern District of New York, captioned Raul v. American River Bankshares, et al., Case No. 1:21-cv-00565 (the “Raul Complaint”).  On June 28, 2021, Matthew Whitfield, a purported shareholder of the Company at the time of the Merger Agreement, filed a lawsuit against the Company, the current members of the Company’s board of directors, and Marin Bancorp in the United States District Court for the Southern District of New York, captioned Whitfield v. American River Bankshares, et al., Case No. 1:21-cv-05607 (the “Whitfield Complaint”). On July 8, 2021, Paul Parshall, a purported shareholder of the Company at the time of the Merger Agreement, filed a lawsuit against the Company and the current members of the Company’s Board of Directors in the United States District Court for the Eastern District of California, captioned Parshall v. American River Bankshares, et al., Case No. 2:21-at-00617 (the “Parshall Complaint”). On July 14, 2021, Jeffrey D. Justice, II, a purported shareholder of the Company, filed a lawsuit against the Company and the current members of the Company’s Board of Directors in the United States District Court for the Eastern District of Pennsylvania, captioned Justice v. American River Bankshares, et al., Case No. 2:21-cv-03125 (the “Justice Complaint”, and with the Parshall Complaint, the Raul Complaint, the Stein Complaint and the Whitfield Complaint, the “Complaints”).

The Stein, Raul, Whitfield, Justice and Parshall Complaints allege that the Company and its directors violated Section 14(a) of the Exchange Act, along with Rule 14a-9 promulgated thereunder, by filing the registration statement of which this document is a part, which allegedly contains false statements and omits material information intended to solicit shareholders to vote in favor of the merger.  The Whitfield Complaint is the only action that lists Marin Bancorp as a defendant.  All five Complaints also allege that the directors of the Company (and, in the case of the Whitfield Complaint, Marin Bancorp) violated Section 20(a) of the Exchange Act due to their positions as controlling persons over parties that allegedly knowingly violated Section 14(a), and are thus liable under Section 20(a).  The Complaints seek (1) injunctive relief preliminarily and permanently enjoining consummation of the merger, (2) rescission of the merger and an award of rescissory damages in the event the merger is consummated, (3) injunctive relief directing dissemination of a registration statement that does not contain any untrue statements of material fact and that states all material facts in it or necessary to make the statements contained therein not misleading, (4) a declaration that defendants violated Sections 14(a) and/or 20(a) of the Exchange Act, and (5) an award of costs incurred by plaintiff in bringing the lawsuit, including attorneys’ and experts’ fees.  The Company and Marin Bancorp believe the Complaints are without merit.  At this stage, it is not possible to predict the outcome of the proceedings in the merger-related litigation or their impact on the Company, Marin Bancorp or the merger.

Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by the Company and Marin Bancorp with the Securities and Exchange Commission (the “SEC”). The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals, financial tests or other conditions to closing are not received or satisfied on a timely basis or at all; (ii) the businesses of the Company and Marin Bancorp may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (iii) changes in the Company’s or Marin Bancorp’s stock price before closing, including as a result of its financial performance prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; (iv) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, or that expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, the effect of pandemic disease (including Covid-19) and the degree of competition in the geographic and business areas in which the Company and Marin Bancorp operate; (v) the ability to promptly and effectively integrate the businesses of the Company and Marin Bancorp; (vi) the reaction to the transaction of the companies’ clients, employees and counterparties; (vii) diversion of time of directors, management and other employees on merger-related issues; (viii) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, (ix) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (x) other risks that are described in the Company’s and Marin Bancorp’s public filings with the SEC. You should not place undue reliance on forward-looking statements and the Company and Marin Bancorp undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made except as required by law.

Additional Information About the Merger and Where to Find It

Investors and security holders are urged to carefully review and consider each of the Company’s and Marin Bancorp’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.americanriverbank.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to American River Bank, 3100 Zinfandel Drive, Rancho Cordova, California 95670; Attention: Corporate Secretary, or by telephone at 916-851-0123. The documents filed by Marin Bancorp with the SEC may be obtained free of charge at Marin Bancorp’s website at www.bankofmarin.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Marin Bancorp by requesting them in writing to Bank of Marin Bancorp, 504 Redwood Boulevard, Suite 100, Novato, California 94947 or by telephone at (415) 763-4520.

Marin Bancorp has filed a registration statement with the SEC (333-257025) which includes a joint proxy statement of the Company and Marin and a prospectus of Marin, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of the Company and Marin are urged to carefully read the entire registration statement and joint proxy statement/prospectus as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus has been sent to the shareholders of the Company and Marin Bancorp seeking required shareholder approvals. Investors and security holders are able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from the Company or Marin Bancorp by writing to the addresses provided for each company set forth in the paragraphs above.

The Company, Marin Bancorp, their respective directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company and Marin shareholders in favor of the approval of the transaction. Information about the directors and executive officers of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as previously filed with the SEC. Information about the directors and executive officers of Marin Bancorp and their ownership of Marin Bancorp common stock is set forth in the proxy statement for Marin Bancorp’s 2021 annual meeting of shareholders, as previously filed with the SEC. Shareholders may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES (Registrant)
Date: July 21, 2021	By:	/s/ Mitchell A. Derenzo
Mitchell A. Derenzo Chief Financial Officer